Accumulated Other Comprehensive Income	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Accumulated Other Comprehensive Income
14.
Accumulated Other Comprehensive Income

AOCI refers to certain gains and losses that under GAAP are included in comprehensive income but are excluded from net earnings as these amounts are initially recorded as an adjustment to stockholders’ equity. Amounts in AOCI may be reclassified to net earnings upon the occurrence of certain events.

Our AOCI is comprised of foreign currency translation adjustments, unrealized gains and losses on cash flow hedges, and amortization of prior service costs and unrecognized gains and losses in actuarial assumptions on our defined benefit plans. Foreign currency translation adjustments are reclassified to net earnings upon sale or upon a complete or substantially complete liquidation of an investment in a foreign entity. In the year ended December 31, 2022, due to the spinoff of ZimVie, certain foreign entities were completely liquidated. In a pro rata spinoff of consolidated subsidiaries’ assets and liabilities, the distribution of these net assets is recognized through equity instead of net earnings. Therefore, the foreign currency translation adjustments of those entities that were completely liquidated were reclassified to retained earnings. Similarly, we had entered into instruments designated as net investment hedges against certain of these same foreign entities. We reclassified the portion of the net investment hedge gains (losses) deferred in foreign currency translation adjustments related to those entities to retained earnings. Unrealized gains and losses on cash flow hedges are reclassified to net earnings when the hedged item affects net earnings. Amounts related to defined benefit plans that are in AOCI are reclassified over the service periods of employees in the plan. See Note 16 for more information on our defined benefit plans.

The following table shows the changes in the components of AOCI, net of tax (in millions):

	Foreign	Cash	Defined
	Currency	Flow	Benefit	Total
	Translation	Hedges	Plan Items	AOCI
Balance December 31, 2022	$(169.3)	$69.6	$(79.6)	$(179.3)
AOCI before reclassifications	9.9	71.1	(9.5)	71.5
Reclassifications to statements of earnings	-	(77.4)	(5.8)	(83.2)
Balance December 31, 2023	$(159.4)	$63.3	$(94.9)	$(191.0)

The following table shows the reclassification adjustments from AOCI (in millions):

	Amount of Gain / (Loss)
	Reclassified from AOCI
	For the Years Ended December 31,			Location on
Component of AOCI	2023	2022	2021	Statements of Earnings
Cash flow hedges
Foreign exchange forward contracts	$94.1	$54.8	$(0.8)	Cost of products sold
Forward starting interest rate swaps	(0.7)	(0.8)	(0.6)	Interest expense, net
	93.4	54.0	(1.4)	Total before tax
	16.0	8.0	(0.1)	Provision for income taxes
	$77.4	$46.0	$(1.3)	Net of tax
Defined benefit plans
Settlements, Prior service cost and unrealized actuarial gain (loss)	$6.1	$0.2	$(14.0)	Other (expense) income, net
	0.3	(1.2)	(3.8)	Provision for income taxes
	$5.8	$1.4	$(10.2)	Net of tax
Total reclassifications	$83.2	$47.4	$(11.5)	Net of tax

The following table shows the tax effects on each component of AOCI recognized in our consolidated statements of comprehensive income (loss) (in millions):

	For the Years Ended December 31,
	Before Tax			Tax			Net of Tax
	2023	2022	2021	2023	2022	2021	2023	2022	2021
Foreign currency cumulative translation adjustments	$(2.9)	$(87.3)	$(54.8)	$(12.8)	$36.0	$45.1	$9.9	$(123.3)	$(99.9)
Unrealized cash flow hedge gains	84.8	100.5	102.5	13.7	17.0	16.1	71.1	83.5	86.4
Reclassification adjustments on cash flow hedges	(93.4)	(54.0)	1.4	(16.0)	(8.0)	0.1	(77.4)	(46.0)	1.3
Adjustments to prior service cost and unrecognized actuarial assumptions	(17.0)	95.9	96.9	(1.7)	18.9	18.5	(15.3)	77.0	78.4
Total Other Comprehensive (Loss) Income	$(28.5)	$55.1	$146.0	$(16.8)	$63.9	$79.8	$(11.7)	$(8.8)	$66.2